          UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: August 11, 2011

                         AMR CORPORATION                   _
(Exact name of registrant as specified in its charter)

          Delaware                                     1-8400                                      75-1825172           _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
                   (Registrant's telephone number)

                (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

AMR Corporation (AMR) is filing herewith a press release issued on August 11, 2011 by AMR, the parent company of American Airlines, Inc., as Exhibit 99.1, which is incorporated herein by reference.  This press release was issued to announce that AMR’s subsidiary, AMR Eagle Holding Corporation, has filed a Form 10 Registration Statement with the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  August 11, 2011

EXHIBIT INDEX

Exhibit 99.1	Description Press Release

                                                          CONTACT:                          Sean Collins
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Thursday, Aug. 11, 2011

AMR TAKES NEXT STEP IN SPIN-OFF OF EAGLE AS SEPARATE PUBLICLY-TRADED COMPANY

AMR EAGLE HOLDING CORPORATION FILES SEC FORM 10

FORT WORTH, Texas - AMR Corporation, the parent company of American Airlines, Inc., announced today that its subsidiary, AMR Eagle Holding Corporation, has filed a Form 10 Registration Statement ("Form 10") with the U.S. Securities and Exchange Commission.  The Form 10 filing marks the next step in a potential spin-off of Eagle and describes the potential spin-off, provides an overview of Eagle’s business, management and its ongoing relationship with American Airlines, and provides historical and pro forma consolidated financial statements of Eagle.  In the spin-off, AMR Corporation would distribute to its stockholders 100 percent of the outstanding shares of Eagle on a pro rata basis, and AMR Corporation would not retain any ownership interest in Eagle.
On a pro forma basis, in 2010, Eagle generated $1.2 billion in revenue with more than $250 million from ground handling services.  Eagle would operate the third largest regional airline in the United States as it provides the vast majority of American’s regional flight operations.  Under a nine-year air services agreement with American, Eagle would initially operate 281 aircraft on behalf of American.  American could withdraw from Eagle and re-bid up to 12 turbo prop aircraft per year beginning in 2012 and a specified number of jet aircraft up to 40 per year beginning in 2014.  The agreement would also include a provision to re-set rates to reflect any change in market levels for regional feed after four years.
Eagle would also operate one of the largest ground handling operations in the U.S., serving American Airlines and other passenger airlines at more than 100 airports in the U.S., the Bahamas, the Caribbean and Canada.  Under a ground handling agreement, Eagle would provide ground handling services to American at 106 airport locations.  The agreement would have an eight-year term, but provide American the right to re-bid ground handling services at a specified number of airports each year.

Strategic Rationale

AMR and Eagle believe a spin-off of Eagle as a separate, publicly-traded company would offer a number of benefits that would enable:

•	American to diversify the source of its regional feed over time
•	Eagle to grow its business by better competing to offer regional flight services to other mainline carriers
•	Market forces to ensure American has continued access to the most competitive regional flight and ground handling rates and service
•	Each company to allocate resources and deploy capital in a manner consistent with its strategic priorities in order to optimize total returns to shareholders
•	Investors to value the two companies based on their particular operational and financial characteristics

 “The filing of Eagle’s Form 10 is an important milestone in a potential spin-off that we expect would provide significant benefits for both companies and maximize value for our shareholders,” said AMR Chairman and CEO Gerard Arpey.  “The spin-off would enable American over time to diversify its regional feed and to continue to procure the most competitive rates and service, while also enabling Eagle to more effectively compete for new business. We look forward to taking the next steps toward completing this process.”
 “We’re excited to take this important step toward becoming an independent airline,” said Eagle President and CEO Dan Garton.  “Eagle has more than 25 years of experience providing regional air service to American Airlines and we look forward to continuing that relationship for many years to come.  Likewise, we are eager to compete for new business and new customers, offering growth opportunities for Eagle and our employees.”
While all aircraft will remain on Eagle's operating certificates, prior to any divestiture, the Company expects to transfer to American all of its jet aircraft and the associated indebtedness, on which AMR is already a guarantor.  Ownership of the jet aircraft would provide American control over the regional aircraft that are pivotal to its network and would protect AMR’s position as guarantor of the debt.

Next Steps

The spin-off of Eagle would be subject to certain conditions, including U.S. Securities and Exchange Commission (SEC) clearance, receipt of regulatory approvals, an opinion from tax counsel and a favorable ruling from the Internal Revenue Service regarding the tax-free status of the spin-off to AMR shareholders, execution of inter-company agreements and approval by AMR’s board of directors. Stockholder approval of the spin-off is not required.
While AMR Corporation has taken this step toward a spin-off of Eagle, it could decide to retain Eagle, or the divestiture of Eagle could take another form, such as a sale.
Citi and Evercore Partners are acting as financial advisors to AMR Corporation.

Additional Information

For more information, please see the preliminary Form 10 Registration Statement, which is available at www.sec.gov and at www.aa.com

Statements in this release contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this release, the words “expects~~,~~” “estimates,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook~~,~~” “may,” “will,” “should~~,~~” “would,” “seeks~~,~~” “targets” and similar expressions are intended to identify forward-looking statements. Similarly, statements that describe our objectives, plans or goals, or actions we may take in the future, are forward-looking statements. Forward-looking statements include, without limitation, statements regarding the Company's intentions and expectations regarding a potential divestiture of Eagle.  All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements are subject to a number of factors that could cause the Company’s actual results to differ materially from the Company’s expectations. Additional information concerning these and other factors is contained in the Company’s Securities and Exchange Commission filings, including but not limited to the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2010 and Report on Form 10-Q for the quarter ending June 30, 2011.

###

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com